SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2008

First Citizens BancShares, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	0-16471	56-1528994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

4300 Six Forks Road; Raleigh, North Carolina                    27609
 (Address of principal executive offices)                       (Zip Code)

Registrant's phone number including area code:   919/716-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 UCT 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.    Other events.

Registrant has received multiple inquiries from shareholders, customers of its subsidiary banks and the media regarding impairments of investments in the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

The Registrant’s investment in the common stock of FNMA totals $8,353 (eight thousand three hundred fifty-three dollars), is not material to its consolidated financial statements, and will be written off during the third quarter of 2008.

Registrant does not own any common stock of the Federal Home Loan Mortgage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

By:  /s/ KENNETH A. BLACK
Date:    September 15, 2008                                                 Kenneth A. Black, Vice President